UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2014

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Semi-Annual Report

December 31, 2013

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2013 (unaudited)

Korean Market

During the July to December 2013 period, the MSCI Korea Index increased 10.5% in Korean Won (KRW) terms and 19.5% in USD terms compared to its 13% decline in USD terms during the first half of 2013. Liquidity had a bigger influence on the equity markets in the second half of 2013. The Korean market experienced a sharp turnaround in the second half of 2013 due primarily to the continuous positive data in the global economy and record foreign net inflows. In June 2013, the market was negatively impacted by uncertainties resulting from the US Federal Reserve’s (US Fed’s) potential QE tapering announcement and the faltering expectations on the global macro recovery. The US Fed had been considering an end to quantitative easing since May 2013. However, it was only during the third quarter 2013 that markets suddenly reacted to the likelihood that US QE tapering would draw capital from emerging markets, leading to a sharp reversal of their outlook on emerging market growth that had been relying on easy foreign money. Since 2010, emerging markets experienced capital inflows as developed economies implemented liquidity easing policies providing easy credit in emerging markets where stronger growth potential attracted foreign investors. Increasing noise around QE tapering started a market sell-off especially in Indonesia and India, where current accounts showed a deficit. The sharp decline in the equity market was reminiscent of the 1997 Asian market crisis and investor sentiment worsened even further.

However, in September 2013, the Korean market began its turnaround as investors saw Korea as a relative safe haven amid other emerging markets. In the investor universe, Korea is still classified as an emerging market but its industrial development curve is ahead of its peers, providing a more stable investment environment. Unlike some South East Asian markets, Korea’s financial industry appears much healthier due to lessons learned during the 1997 Asian crisis and the 2008 global financial crisis. Backed by a healthier financial system, Korea’s export tycoons such as Hyundai Motor group and Samsung provided a healthy stream of FX reserves that counter severe FX movements in times of foreign panic selling.

In the fourth quarter 2013, the market remained calm due to concerns over the US fiscal cliff and the resurfacing of the US Fed’s tapering issue ahead of its December Federal Open Market Committee (FOMC) meeting. However, the market quickly regained confidence following the December FOMC meeting as the US Fed’s announcement continued to support measured tapering rather than sudden tightening.

In the second half of 2013, exports continued to grow mainly driven by developed market demand. In the third quarter, exports increased 2.7%, the fourth quarter accelerated 3.7% yoy growth vs. 0.4% yoy export growth in the first quarter of 2013 and 0.7% yoy growth in the second quarter of 2013. With an increase in exports, Korea’s production activities continued to improve. Capacity utilization also continued to expand with 74.6% yoy growth in the third quarter of 2013 and 75.8% yoy growth in the fourth quarter of 2013. It is still lower than the

12.31.13	The Korea Fund, Inc. Semi-Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2013 (unaudited) (continued)

ideal 80% ratio for an economic expansion period; however, it is encouraging that the data shows improvement. Due to strong export growth and consequent FX inflows, the KRW continued to appreciate in the second quarter of 2013. The KRW appreciated towards the 1000 level against the USD and JPY which is viewed as a critical level especially for export competitiveness. The KRW reached a similar level in 2005, when the global economy was in expansion mode. However, at this juncture, we believe a strong KRW raises some concerns, as part of the currency movement, especially against the JPY, appears to be artificially induced by Japan’s aggressive expansion policy. Given certain key exporters such as auto makers are directly competing against Japanese makers, this trend appears to be a risk factor. On the other hand, some of KRW strength is attributable to continued growth in exports, which reflects what we believe is Korean goods’ competitiveness regardless of price advantage. Also, slow capex investment added further strength to the KRW. The current strong KRW environment isn’t necessarily all bad news for investing in Korea. Especially, investment in companies that create demand from customers regardless of the currency environment could generate alpha. Also, we might see some stabilization or even depreciation of the KRW, once Korean companies start to increase Capex spending, which seems to be long overdue even for replacement purposes.

The Government remained supportive of the economy in fourth quarter of 2013. In December, there were new measures to support the real estate market through offering low interest rate mortgages. We expect the Government to remain supportive towards mid-small size companies and households ahead of the June 2014 provincial election.

Fund’s Performance

During the period from July 2013 to December 2013, the total return of the Korea Fund on an NAV basis was 19.08% (net of fees). The share price performance was up 19.70% during the reporting period, closing at USD 41.26 per share, representing a discount of 10.07% to NAV. The Fund underperformed the benchmark by 45 basis points during the period. Our stock picks in the financials and health care sectors contributed to the Fund’s performance while stock picks in consumer discretionary hindered performance.

Market Outlook

Given the Korean economy’s high dependency on exports, we believe the continued export recovery in 2013 bodes well for continued economic growth in 2014. We also have better earnings visibility and expectations for 2014 compared to 2013.

For the past 1-2 years, we have seen certain conglomerates that didn’t adapt themselves to the changing environment being forced to restructure or declare bankruptcy. STX group is an

2	The Korea Fund, Inc. Semi-Annual Report	12.31.13

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2013 (unaudited) (continued)

example of a company that invested too much in shipbuilding. Dongyang group is another example of a company that collapsed in the wake of aggressive business expansion and corporate governance issues. These sizeable groups’ hardship had ripple effects in the economy and banking system. However, the market has already absorbed the impact of this news. As such, we believe companies than can adapt to the changing environment with strong financials will continue to thrive in 2014.

While traditional exporters might have to struggle with strong currency, we also see structural changes in the environment that could work well for certain Korean companies. In recent years, we observed strong growth in inter Asia travel together with income growth in the region and increased low cost airline offers. At the same time, Korean pop culture gained strong popularity among Asian countries making Korea as a top holiday destination, especially for Chinese tourists.

Korean duty free operator Hotel Shilla is capturing the momentum via early investment in the airport duty free business. Based on success in Korea, the company is expanding its presence to Singapore Changi airport, becoming a true beneficiary of this growing trend in inter Asian travel. Naver, which introduced a free messenger system on the smartphone platform, is penetrating Japan, Spain, and South America together with global smartphone penetration. As such, we expect selected winners who capture fast moving consumer behavior dynamics will continue to grow resulting in equity market investment that remains attractive for the right opportunities.

Strong currency also provides opportunity for strong domestic market related investment strategy. The retail sector, especially online shopping growth has been strong as consumers constantly compare prices and products online. The growth is likely to further accelerate in the future as Korean consumers continue to shop using their smartphones. The Government’s supportive measures for the real estate market also appears to work well for the domestic consumption theme as the stock market and property market are two key driving factors for Korean household’s wealth.

All in all, we believe that fundamental factors work well for equity investing in Korea for 2014 as long as we are mindful of risk factors. There could be some surprise rally if foreigners continue to buy the Korean equity market attracted by what we believe is its stable financial system, earnings visibility, and still attractive valuation 8.6x forward PE at the lowest among its regional peers.

The information contained herein has been obtained from sources believed to be reliable but the investment manager and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are

12.31.13	The Korea Fund, Inc. Semi-Annual Report	3

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2013 (unaudited) (continued)

subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

4	The Korea Fund, Inc. Semi-Annual Report	12.31.13

The Korea Fund, Inc. Performance & Statistics

December 31, 2013 (unaudited)

Total Return(1)	Six Month	1 Year	5 Year	10 Year
Market Price	19.70%	0.00%	6.55%	10.88%
Net Asset Value (“NAV”)(2)	19.08%	0.99%	14.48%	9.68%
MSCI Korea (Total Return)(3)	19.53%	3.94%	19.21%	11.84%
MSCI Korea (Price Return)(3)	19.49%	3.10%	18.04%	10.46%
MSCI Korea (Custom Benchmark)(3)	20.21%	4.78%	19.27%	11.99%
KOSPI(4)	16.81%	2.17%	16.38%	10.85%

Premium (Discount) to NAV:

December 31, 2003 to December 31, 2013

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$41.26
NAV	$45.88
Discount to NAV	-10.07%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	18.9%
Hyundai Motor Co.
Manufacturer of automobiles	6.9%
SK Hynix, Inc.
Manufacturer of memory and non-memory semiconductors	5.0%
NHN Corp.
Provider of Internet services	4.7%
LG Chem Ltd.
Manufacturer of petrochemical goods and electronic materials	4.0%
SK C&C Co., Ltd.
Provider of information technology (IT) services	3.7%
KB Financial Group, Inc.
Financial holding company	3.6%
Samsung Heavy Industries Co., Ltd.
Shipbuilder	3.5%
Hana Financial Group, Inc.
Financial holding company	3.4%
Coway, Ltd.
Developer and manufacturer of environment-related products	3.3%

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.
Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	See Note 8 in the Notes to Financial Statements.
(3)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, do not reflect any fees or expenses. The MSCI Korea (Custom Benchmark) represents a daily adjustment to the performance calculation of MSCI Korea if the weight of the semiconductor and semiconductor equipment industry is greater than 25%. The remaining industry groups are weighted according to their adjusted market capitalizations as a percentage of the remaining non-capped weight. It is not possible to invest directly in an index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.
(4)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.

12.31.13	The Korea Fund, Inc. Semi-Annual Report	5

The Korea Fund, Inc. Schedule of Investments

December 31, 2013 (unaudited)

Shares		Value
COMMON STOCK–96.6%
	Air Freight & Logistics–1.4%
24,452	Hyundai Glovis Co., Ltd.	$ 5,358,886

	Auto Components–3.1%
141,590	Hankook Tire Co., Ltd.	8,158,553
269,690	Nexen Tire Corp.	3,727,060

		11,885,613

	Automobiles–10.0%
116,559	Hyundai Motor Co.	26,163,614
222,271	Kia Motors Corp.	11,836,274

		37,999,888

	Chemicals–6.3%
54,039	LG Chem Ltd.	15,370,930
47,980	OCI Co., Ltd.	8,704,300

		24,075,230

	Commercial Banks–10.2%
314,580	Hana Financial Group, Inc.	13,107,710
338,900	KB Financial Group, Inc.	13,698,297
272,352	Shinhan Financial Group Co., Ltd.	12,227,194

		39,033,201

	Construction & Engineering–1.0%
64,413	Hyundai Engineering & Construction Co., Ltd.	3,713,096

	Hotels, Restaurants & Leisure–2.3%
137,690	Hotel Shilla Co., Ltd.	8,678,997

	Household Durables–3.3%
199,501	Coway Co., Ltd.	12,568,061

	Household Products–1.3%
9,373	LG Household & Health Care Ltd.	4,873,819

	Insurance–3.7%
21,155	Samsung Fire & Marine Insurance Co., Ltd.	5,198,472
88,969	Samsung Life Insurance Co., Ltd.	8,778,069

		13,976,541

	Internet & Catalog Retail–5.4%
23,480	CJ O Shopping Co., Ltd.	9,236,903
26,736	Hyundai Home Shopping Network Corp.	4,718,811
670,064	Interpark Corp.	6,775,055

		20,730,769

	Internet Software & Services–4.7%
25,991	NHN Corp.	17,911,103

	IT Services–4.6%
361,621	KCP Co., Ltd.	3,711,706
108,643	SK C&C Co., Ltd.	13,916,503

		17,628,209

	Machinery–3.5%
373,740	Samsung Heavy Industries Co., Ltd.	13,507,469

	Media–2.2%
322,390	Cheil Worldwide, Inc. (b)	8,415,722

6	The Korea Fund, Inc. Semi-Annual Report	12.31.13

The Korea Fund, Inc. Schedule of Investments

December 31, 2013 (unaudited) (continued)

Shares		Value
	Multi-line Retail–2.7%
39,640	Hyundai Department Store Co., Ltd.	$ 6,061,375
252,985	Hyundai Greenfood Co., Ltd.	4,031,082

		10,092,457

	Pharmaceuticals–1.7%
32,124	Dong-A Socio Holdings Co., Ltd.	4,497,014
22,094	Dong-A ST Co., Ltd. (b)	2,085,420

		6,582,434

	Semiconductors & Semiconductor Equipment–23.9%
55,161	Samsung Electronics Co., Ltd.	71,877,377
544,191	SK Hynix, Inc. (b)	19,034,472

		90,911,849

	Textiles, Apparel & Luxury Goods–2.0%
184,560	Youngone Corp.	7,446,322

	Trading Companies & Distributors–2.0%
195,700	Daewoo International Corp.	7,674,763

	Wireless Telecommunication Services–1.3%
22,340	SK Telecom Co., Ltd.	4,888,868

	Total Investments (cost–$225,375,169) (a)–96.6%	367,953,297
	Other assets less liabilities–3.4%	13,077,757

	Net Assets–100.0%	$381,031,054

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $367,953,297, representing 96.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(b)	Non-income producing.
(c)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1– Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/13
Investments in Securities—Assets
Common Stock	—	$367,953,297	—	$367,953,297

At December 31, 2013, a security valued at $2,085,420 was transferred from Level 1 to Level 2. This transfer was the result of a security trading outside the U.S. whose value was not adjusted by the application of a modeling tool at June 30, 2013, which was applied on December 31, 2013.

See accompanying Notes to Financial Statements	12.31.13	The Korea Fund, Inc. Semi-Annual Report	7

The Korea Fund, Inc. Statement of Assets and Liabilities

December 31, 2013 (unaudited)

Assets:

Investments, at value (cost–$225,375,169)	$367,953,297

Cash	1,158,546

Foreign currency, at value (cost–$11,567,084)	11,537,958

Dividends receivable (net of foreign withholding taxes)	1,958,461

Securities lending income receivable, including income from invested cash collateral (net of rebates)	1,731

Prepaid expenses	82,064

Total Assets	382,692,057

Liabilities:

Payable for investments purchased	1,020,721

Payable for shares repurchased	351,994

Investment management fees payable	235,594

Accrued expenses and other liabilities	52,694

Total Liabilities	1,661,003

Net Assets	$381,031,054

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 8,305,126 shares issued and outstanding)	83,051

Paid-in-capital in excess of par	254,713,343

Dividends in excess of net investment income	(3,871,662)

Accumulated net realized loss	(12,440,544)

Net unrealized appreciation	142,546,866

Net Assets	$381,031,054

Net Asset Value Per Share	$45.88

8	The Korea Fund, Inc. Semi-Annual Report	12.31.13	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations

Six Months ended December 31, 2013 (unaudited)

Investment Income:

Dividends (net of foreign withholding taxes of $401,070)	$1,954,810

Securities lending income, including income from invested cash collateral (net of rebates)	90,304

Interest (net of foreign withholding taxes of $534)	3,404

Total Investment Income	2,048,518

Expenses:

Investment management	1,354,095

Directors	169,220

Legal	167,808

Insurance	91,361

Custodian and accounting agent	74,919

Audit and tax services	61,968

Stockholder communications	28,520

Transfer agent	18,272

New York Stock Exchange listing	13,657

Miscellaneous	25,093

Total expenses	2,004,913

Net Investment Income	43,605

Realized and Change in Unrealized Gain (Loss):

Net realized gain on:

Investments	14,811,608

Foreign currency transactions	936,545

Net change in unrealized appreciation/depreciation of:

Investments	45,315,439

Foreign currency transactions	(84,287)

Net realized and change in unrealized gain	60,979,305

Net Increase in Net Assets Resulting from Investment Operations	$61,022,910

See accompanying Notes to Financial Statements	12.31.13	The Korea Fund, Inc. Semi-Annual Report	9

The Korea Fund, Inc. Statement of Changes in Net Assets

	Six Months ended December 31, 2013 (unaudited)	Year ended June 30, 2013

Investment Operations:

Net investment income (loss)	$43,605	$(1,176,617)

Net realized gain (loss)	15,748,153	(7,275,120)

Net change in unrealized appreciation/depreciation	45,231,152	(10,322,912)

Net increase (decrease) in net assets resulting from investment operations	61,022,910	(18,774,649)

Common Stock Transactions:

Cost of shares repurchased	(14,820,520)	(34,025,701)

Total increase (decrease) in net assets	46,202,390	(52,800,350)

Net Assets:

Beginning of period	334,828,664	387,629,014

End of period*	$381,031,054	$334,828,664

*Including dividends in excess of net investment income of:	$(3,871,662)	$(3,915,267)

Shares Activity:

Shares outstanding, beginning of period	8,689,284	9,568,105

Shares repurchased	(384,158)	(878,821)

Shares outstanding, end of period	8,305,126	8,689,284

10	The Korea Fund, Inc. Semi-Annual Report	12.31.13	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund has authorized 200 million shares of common stock with $0.01 par value.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors (the “Board”), or persons acting at their discretion pursuant to procedures established by the Board. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by the dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including Allianz Global Investors U.S. LLC’s (the “Investment Manager” or “AllianzGI U.S.”) and the Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is

12.31.13	The Korea Fund, Inc. Semi-Annual Report	11

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2013 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2013, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax provisions they have taken. The Fund’s federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s

12	The Korea Fund, Inc. Semi-Annual Report	12.31.13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2013 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the six months ended December 31, 2013, the Fund incurred $348,637 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At December 31, 2013, the Korean WON/U.S. $ exchange rate was WON 1,055.35 to U.S. $1.

(h) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

The Fund did not have any securities on loan at December 31, 2013.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

12.31.13	The Korea Fund, Inc. Semi-Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2013 (unaudited) (continued)

2. Principal Risks (continued)

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager/Sub-Administrator

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the six months ended December 31, 2013, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliate, Allianz Global Investors Fund Management LLC (the “Sub-Administrator” or “AGIFM”) to provide administrative services to the Fund. The Investment Manager, and not the Fund, pays a portion of the fee it receives as Investment Manager to the Sub-Administrator in return for its services. The Investment Manager and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

4. Investments in Securities

For the six months ended December 31, 2013, purchases and sales of investments, other than short-term securities were $98,325,688 and $115,748,238, respectively.

5. Income Tax Information

At December 31, 2013, the cost basis of portfolio securities for federal income tax purposes was $225,406,778. Gross unrealized appreciation was $143,814,357; gross unrealized depreciation was $1,267,838; and net unrealized appreciation was $142,546,519. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

14	The Korea Fund, Inc. Semi-Annual Report	12.31.13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2013 (unaudited) (continued)

6. Discount Management Program

The Fund has a share repurchase program under which the Fund repurchases its common stock in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from NAV the prior day and there is a daily average discount of 8% or more from NAV over the 5-day period ending the prior day. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Investment Manager determines that such a repurchase would be detrimental to the Fund and its stockholders. In addition, on a day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at such times that the market price represents a discount of 8% or more from the Fund’s closing NAV on the prior day. Under the program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common stock outstanding at October 31 of the prior year.

For the six months ended December 31, 2013, the Fund repurchased 384,158 shares of its common stock on the open market at a total cost, inclusive of commissions ($0.03 per share), of $14,820,519 at a per-share weighted average discount to NAV of 9.17%. For the year ended June 30, 2013, the Fund repurchased 878,821 shares of its common stock on the open market at a total cost, inclusive of commissions ($0.03 per share), of $34,025,701 at a per-share weighted average discount to NAV of 9.45%.

7. Fund Ownership

At December 31, 2013, the City of London Investment Group PLC, Lazard Asset Management LLC, Advance Emerging Capital and 1607 Capital Partners held approximately 22%, 17%, 9% and 6%, respectively, of the Fund’s outstanding shares.

8. Fund Shares Issued

On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. All prior year per share information in the Financial Highlights was previously restated to reflect the Fund shares issued. The Fund shares issued had no impact on the total return, net assets, ratios or portfolio turnover presented in the Financial Highlights. NAV total return for periods that include December 2008 and January 2009 had been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s NAV at the close of business on the Pricing Date. In addition, the Fund adjusted its NAV on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).

9. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective March 1, 2014, Chris Leung will become the Fund’s lead portfolio manager primarily responsible for the day-to-day management of the Fund, replacing Sang Won Kim. Raymond Chan will continue as a portfolio manager on the team along with Mr. Leung.

There were no other subsequent events identified that require recognition or disclosure.

12.31.13	The Korea Fund, Inc. Semi-Annual Report	15

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each period:

	Six Months ended December 31, 2013 (unaudited)		Year ended June 30,
			2013		2012	2011	2010	2009
Net asset value, beginning of period	$38.53		$40.51		$54.59	$38.54	$29.41	$53.03
Investment Operations:
Net investment income (loss)	0.01	(1)	(0.13	)(1)	(0.14)	0.01	0.02	0.07	(1)
Net realized and change in unrealized gain (loss)	7.17		(2.26)		(8.72)	16.29	9.01	(19.47)
Total from investment operations	7.18		(2.39)		(8.86)	16.30	9.03	(19.40)
Dividends and Distributions to Stockholders from:
Net investment income	—		—		—	(0.30)	—	—
Net realized gains	—		—		(5.45)	—	—	(21.08)
Total dividends and distributions to stockholders	—		—		(5.45)	(0.30)	—	(21.08)
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases and reinvestment of distributions for shares at value	0.17		0.41		0.23	0.05	0.10	16.86
Net asset value, end of period	$45.88		$38.53		$40.51	$54.59	$38.54	$29.41
Market price, end of period	$41.26		$34.47		$36.56	$49.27	$34.74	$27.43
Total Return: (2)
Net asset value	19.08%		(4.89)%		(15.25)%	42.52%	31.04%	(35.13	)%(3)
Market price	19.70%		(5.72)%		(15.59)%	42.75%	26.65%	(34.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$381,031		$334,829		$387,629	$549,089	$393,365	$307,208
Ratio of expenses to average net assets	1.10	%(4)	1.14%		1.12%	1.10%	1.19%	1.43%
Ratio of net investment income (loss) to average net assets	0.02	%(4)	(0.31)%		(0.29)%	0.02%	0.05%	0.23%
Portfolio turnover rate	28%		35%		43%	83%	89%	80%

(1)	Calculated on average shares outstanding.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(3)	See Note 8 in the Notes to Financial Statements.
(4)	Annualized.

16	The Korea Fund, Inc. Semi-Annual Report	12.31.13	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Stockholder Meeting Results/Proxy Voting Policies &

Procedures (unaudited)

Annual Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 24, 2013. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Re-election of Joseph T. Grause, Jr. — Class I to serve until 2016	6,977,674	225,880	67,120
Re-election of Julian Reid — Class I to serve until 2016	6,993,369	225,073	52,233

Ms. Marran H. Ogilvie and Messrs. Christopher B. Brader and Richard A. Silver continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

12.31.13	The Korea Fund, Inc. Semi-Annual Report	17

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Directors and a majority of the Directors who are not “interested persons” of the Investment Manager and its affiliates (the “Independent Directors”), voting separately, annually approve the continuation of your Fund’s investment management agreement (the “Management Agreement”) with the Investment Manager. Your Fund’s Board is comprised of five Directors, all of whom are Independent Directors. At an in-person meeting held on October 24, 2013, the Board approved the renewal of the Management Agreement. The Board’s review process and considerations in approving the Management Agreement are set forth below.

Review Process.    The Board of Directors considers matters bearing on your Fund and the Management Agreement at each of its meetings. Specifically, the Board maintains an Investment Committee, comprised of all of the Directors and chaired by an experienced investment professional, which reviews investment related matters throughout the year. The Board (i) met six times during the past year to discuss Fund matters and at the regular quarterly meetings dedicated a substantial amount of time to reviewing the Investment Manager and its management of your Fund, (ii) met with senior management and portfolio managers of your Fund and the Investment Manager at each regular meeting, and (iii) received extensive information throughout the year regarding the management of your Fund, including information regarding various functions performed by the Investment Manager, such as portfolio management, compliance monitoring and portfolio trading practices. In addition, the Board continued its engagement of a third party research provider (the “Research Provider”) in connection with their ongoing review of your Fund’s performance, and received detailed information from the Research Provider at each quarterly meeting on the investment performance of a peer group comprised of U.S. and non-U.S. Korea funds, the consistency of investment style of the Investment Manager and the risk relative to return of your Fund’s investment portfolio. Finally, given the higher ratio of newly elected directors, the Board travelled to Hong Kong in April 2013 as a special one-off visit to your Fund’s portfolio management headquarters to conduct in-person meetings to understand its investment process and strategy better.

In addition to the information the Board received at each quarterly meeting, in connection with their annual contract review, the Board received and relied upon materials provided by the Investment Manager, which included, among other items: (i) data supplied by Lipper, Inc. (“Lipper”), a leading third party provider of mutual fund information on the total return investment performance of your Fund over various time periods and the investment performance of a peer group of funds, (ii) information provided by Lipper on your Fund’s management fees and total expenses as well as the management fees and total expenses of a peer group of funds, (iii) information regarding the management fees of comparable portfolios of other clients of the Investment Manager and the and your Fund’s former sub-adviser (the “Former Sub-Adviser”) (as personnel of the Former Sub-Adviser continued to provide services to your Fund as “associated persons” of the Investment Manager), including open-end funds and other clients, (iv) the profitability to the Investment Manager from its relationship with your Fund, (v) descriptions of various administrative functions performed for your Fund by the Sub-Administrator, an affiliate of the Investment Manager, pursuant to an agreement between the Investment Manager and the Sub-Administrator, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Administrator, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to your Fund. During the course of the contract review process, the Directors made various requests for additional information or explanations from the Investment Manager regarding information that had been provided, to which management responded either in writing or orally. The Board was assisted in its evaluation of the Management Agreement by counsel for your Fund, with whom it met separately from the Investment Manager.

The Directors’ conclusion as to the continuation of the Management Agreement was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the Board’s review of your Fund’s Management Agreement is the result of years of review and discussion, rather than one particular period. The Directors’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years.

Nature, Quality and Extent of Services.    The Board considered the terms of the Management Agreement, including the scope of advisory services provided under the Management Agreement. The Board noted that, under the Management Agreement, the Investment Manager provides portfolio management and administrative services to your Fund. The Board noted that personnel of the Former Sub-Adviser provide portfolio management services to your Fund as “associated persons” of the Investment Manager. The Board also noted that the compliance personnel of the Former Sub-Adviser act as “associated persons” of the Investment Manager and report directly to the Investment Manager’s chief compliance officer. The Board observed that the Investment Manager delegates primary responsibility for administrative services to the Sub-Administrator. The Board considered the experience and skills of senior management

18	The Korea Fund, Inc. Semi-Annual Report	12.31.13

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

and investment personnel, the resources made available to such personnel, the ability of the Investment Manager and the Sub-Administrator to attract and retain high-quality personnel, and the organizational depth and stability of the Investment Manager and the Sub-Administrator.

The Board reviewed your Fund’s performance over various periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups compiled by Lipper, the Research Provider and the Board itself.

In the course of these deliberations, the Board took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding your Fund’s performance. The Board observed that, although its own peer group maintained by the Research Provider of 14-16 (depending on the period) comparative investible products in the Korean space was appropriate, there were limitations in the comparative performance data provided by Lipper, given that this peer group also includes Pacific funds (excluding Japan), which are generally not similarly situated to your Fund. In its review of your Fund’s performance against the aforementioned peer group of Korea funds maintained by the Research Provider, the Board observed that your Fund’s performance ranked in the 3rd, 2nd and 3rd quartiles, respectively, for the one-, three-, and five-year periods ended September 30, 2013. In connection with this review, the Board noted that this peer group contains funds both registered under the Investment Company Act of 1940 and entities registered in other jurisdictions that are subject to alternative regulatory regimes than your Fund with differing regulatory investment restrictions and may calculate their performance using differing methodologies, which the Board noted would affect particularly the comparative performance of such entities.

The Board observed that your Fund’s total return performance (based on net assets) had underperformed the KOSPI Index and the MSCI Korea Index (Total Return) for each of the one-, three- and five-year periods ended September 30, 2013. With respect to your Fund’s long-term performance, the Board considered that your Fund’s inability to invest in Samsung Electronics to the same extent as the MSCI Korea Index (Total Return) as a result of your Fund’s investment restrictions and applicable law had varying effects on your Fund’s performance relative to the peer group and this benchmark for those periods. The Board also noted that most of the funds in its peer group maintained by the Research Provider had underperformed the benchmark for the three- and five-year periods. The Board noted a higher level of volatility in performance over time among the funds in the peer group assembled by the Research Provider, resulting in most such funds having periods of poor performance relative to their peers from time to time. Finally, the Board also took into account that your Fund’s substantial capital gains distribution in January 2009 and its reinvestment, during a turbulent time in the markets, which it perceived had a negative effect on your Fund’s performance over the five-year period ended September 30, 2013. The Board noted your Fund’s performance over the three-year period had improved as compared to the five-year period ended September 30, 2013.

The Board discussed in detail the overall investment performance of your Fund and the means by which it could be improved. It was unanimously agreed that an approach be made to the Investment Manager requesting actions to enhance your Fund’s return to shareholders.

On the basis of this evaluation, the ongoing review of investment results by the Board in conjunction with the Investment Manager, the Board concluded that the nature, quality and extent of services provided by the Investment Manager and the Sub-Administrator was sufficient to support renewal of the Management Agreement.

Fees and Expenses.    The Board considered your Fund’s investment management fee schedule, total expense ratio and comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by, and total expense ratios of, comparable funds. With respect to management fees paid to other investment advisers by comparable funds, the Board noted that the effective fee rates paid by your Fund were the second-lowest of the peer group compiled by Lipper (based on the management fees paid by your Fund for your Fund’s fiscal year ended June 30, 2013). The Board also considered the management fees charged by the Investment Manager and the Former Sub-Adviser to other clients, including open-end funds with investment strategies comparable to that of your Fund, and noted that the management fees paid by your Fund, with few exceptions, were generally lower than the fees paid by such clients of the Investment Manager and the Former Sub-Adviser. With respect to the sub-administration fee paid to the Sub-Administrator, the Board noted that the fee is paid by the Investment Manager out of its fee and not directly by your Fund. The Board also noted that it was not clear whether the peer funds selected by Lipper were charged such fees by their investment managers. The Board noted that your Fund’s total operating expenses were the second-lowest of the peer group compiled by Lipper (based on the operating expenses for your Fund’s fiscal year ended June 30, 2013).

The Board noted that, because your Fund is closed-end and does not make a continuous offer of its securities, your Fund’s size was relatively fixed and it would be unlikely that the Investment Manager would realize economies of scale from your Fund’s growth other than through capital gain. The Board noted its option to reconsider the management fee breakpoint levels in the future when your Fund’s assets grow substantially or should there be an opportunity to raise new money.

12.31.13	The Korea Fund, Inc. Semi-Annual Report	19

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

On the basis of the information provided, the Board concluded that management fee was reasonable and appropriate in light of the nature, quality and extent of services provided by the Investment Manager and the Sub-Administrator.

Profitability.    The Board reviewed detailed information regarding revenues received by the Investment Manager under the Management Agreement. In considering the profitability of the Investment Manager, the Board noted that the Sub-Administrator is an affiliate of the Investment Manager and is paid by the Investment Manager and, therefore, did not consider its profitability separately. Based on the information provided, the Board concluded that the pre-tax profits realized by the Investment Manager in connection with the management of your Fund were not unreasonable.

Other Benefits to the Investment Manager and Its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Investment Manager and its affiliates, including any fees received by the Sub-Administrator for administrative services provided to your Fund. The Board also considered benefits to the Investment Manager and the Former Sub-Adviser related to brokerage allocations, including research generated by broker dealers, along with the incidental public relations benefits to the Investment Manager and Sub-Administrator related to your Fund’s advertising opportunities. The Board concluded that management fees were reasonable in light of these indirect benefits.

Compliance.    The Board considered the significant attention and resources dedicated by the Investment Manager, Former Sub-Adviser and Sub-Administrator to documenting and enhancing their compliance processes. The Board noted in particular (i) the experience and seniority of the Investment Manager’s chief compliance officer and (ii) the substantial commitment of resources by the Investment Manager, Former Sub-Adviser and Sub-Administrator to compliance matters.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board determined that the Management Agreement should be continued for an additional one-year period commencing January 1, 2014.

20	The Korea Fund, Inc. Semi-Annual Report	12.31.13

Directors	Officers
Julian Reid Chairman of the Board of Directors Christopher B. Brader Joseph T. Grause, Jr. Marran H. Ogilvie Richard A. Silver

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Secretary & Chief Legal Officer

Richard J. Cochran
Assistant Treasurer

Thomas L. Harter
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Sub-Administrator

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612SA_123113

AGI-2014-01-31-8891

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2013	106,310	35.95	[1]	106,310	[2]	215,578	[2]
August 1-31, 2013	59,000	36.68	[1]	59,000	[2]	156,578	[2]
September 1-30, 2013	37,210	39.07	[1]	37,210	[2]	119,368	[2]
October 1-31, 2013	72,800	40.65	[1]	72,800	[2]	46,568	[2]
November 1-30, 2013	54,100	40.57	[1]	54,100	[2]	787,666	[2]
December 1-31, 2013	54,738	40.48	[1]	54,738	[2]	732,928	[2]

Totals	384,158			384,158

[1]	Subject to fees of up to $0.03 per share repurchased.
[2]	The Fund has a share repurchase program under which the Fund repurchases its common stock in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from NAV the prior day and there is a daily average discount of 8% or more from NAV over the 5-day period ending the prior day. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Investment Manager determines that such a repurchase would be detrimental to the Fund and its stockholders. In addition, on a day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at such times that the market price represents a discount of 8% or more from the Fund’s closing NAV on the prior day. Under the program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common stock outstanding at October 31 of the prior year.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: The Korea Fund, Inc.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date: February 28, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date: February 28, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2014